                                                                   EXHIBIT 10.4

                         TRANSITION SERVICES AGREEMENT

          THIS TRANSITION SERVICES AGREEMENT is made as of May 14, 1998 by and between Sony Pictures Entertainment Inc. ("SPE"), Sony Corporation of America ("SCA") and Loews Cineplex Entertainment Corporation ("Loews Cineplex").

          WHEREAS, SPE, LTM Holdings, Inc. and Cineplex Odeon Corporation ("Cineplex Odeon"), have entered into an Amended and Restated Master Agreement dated as of September 30, 1997 (the "Master Agreement"), pursuant to which LTM Holdings, Inc. and Cineplex Odeon engaged in a series of transactions (the "Transactions") that resulted in the combination of the businesses of LTM Holdings, Inc. and Cineplex Odeon and the name of LTM Holdings, Inc. was changed to "Loews Cineplex Entertainment Corporation"; and

          WHEREAS, the Master Agreement contemplates that SCA and SPE will provide Loews Cineplex with certain services that are currently performed by SCA or affiliates of SCA on behalf of Loews Cineplex for a limited period following the closing date of the Transactions (the "Closing Date"), and SCA and SPE are willing to provide such services subject to the terms and conditions set forth in this Transition Services Agreement.

          NOW THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions herein set forth, SCA, SPE and Loews Cineplex agree as follows:

          Section 1.  Definitions.  Unless otherwise specified herein, terms
                      -----------
used in this Transition Services Agreement and defined in the Master Agreement shall have the same meanings as set out in the Master Agreement.

          Section 2.  Services.  Commencing on the Closing Date and until
                      --------
terminated as described in Section 3 hereof, SCA and its Affiliates shall make available to Loews Cineplex the services (the "Services") described on Schedule I hereto. Notwithstanding the foregoing, and for an abundance of caution, SPE and SCA shall only be responsible for providing the services set forth opposite their respective names on Schedule I hereto.

          Section 3.  Term and Termination.  (a) Except as provided in Section
                      --------------------
3(b) hereof, this Transition Services Agreement shall take effect as of the Closing Date and shall terminate, with respect to each Service, on the earlier of (i) July 1, 1999 or (ii) 90 days from receipt of a written notice of termination of such Service from any party to the other parties.

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          (b) In the event Loews Cineplex is in default or fails to perform any obligation under this Transition Services Agreement, and such default is not cured within 30 business days after receipt of written notice of such default, or if any proceeding is commenced by or against Loews Cineplex for the purpose of subjecting the assets of Loews Cineplex to any law relating to bankruptcy or insolvency or for the appointment of a receiver for the business, property, affairs or revenues of the party, or if either party makes a general assignment of its assets for the benefit of creditors, then and in any such event, SCA and SPE may, at their option without further notice to or demand of, in addition to all other rights and remedies provided at law or in equity, terminate this Transition Services Agreement and all rights, privileges and licenses granted or created hereunder.

          Section 4.  Prices; Invoices.  Loews Cineplex shall pay to SPE and SCA
                      ----------------
the rates set forth on Schedule I hereto for those Services requested and received by Loews Cineplex. SPE and SCA shall send Loews Cineplex a monthly statement accounting for any Services received by Loews Cineplex during such month. SCA and SPE shall provide Loews Cineplex with such documents and records as Loews Cineplex may reasonably request to confirm the invoiced Services and amounts therefor. Invoices shall be due and payable 30 days from the date of receipt.

          Section 5.  Confidentiality.  Except as otherwise required under
                      ---------------
applicable law, SCA, SPE and Loews Cineplex agree to maintain as confidential and not to disclose to any third party any information provided by one party to the other or otherwise obtained by one party from the other in the performance of this Transition Services Agreement.

          Section 6.  Force Majeure.  SCA and SPE, and their respective
                      -------------
Affiliates, shall be excused from failure to provide any Services to the extent that such failure is directly or indirectly caused by any occurrence beyond its control and commonly known as force majeure, including, without limitation,
                              ----- -------
delays arising out of acts of God, acts or orders of a government, agency or instrumentality thereof, acts of public enemy, riots, embargoes, strikes (whether of SCA, SPE or other persons) or any other causes, circumstances or contingencies which are beyond the control of SCA and SPE, and their respective Affiliates. Notwithstanding any events operating to excuse the performance by SCA and SPE, and their respective Affiliates, this Transition Services Agreement shall continue in full force until its termination as provided in Section 3 above.

          Section 7.  Indemnity.  With respect to all Services provided
                      ---------
hereunder, Loews Cineplex shall indemnify and hold SCA, SPE and their Affiliates (including the employees, agents, officers, and directors of all such

                                      -2-
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companies) harmless from any damages from third parties that SCA and SPE, and their respective Affiliates, may incur as a result the provision of any such Services.

          Section 8.  Disclaimer of Warranty; Limitation of Remedies.  (a) ALL
                      ----------------------------------------------
WARRANTIES, EXPRESS OR IMPLIED, ARE DISCLAIMED AND EXCLUDED BY SCA AND SPE, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

          (b) SCA's and SPE's entire liability and Loews Cineplex' exclusive remedies for SCA's and SPE's liability of any kind (including liability for negligence) for the services covered by this Transition Services Agreement and all other performance, nonperformance or delays in performance by SCA and/or SPE under or related to this Transition Services Agreement shall not exceed the total amount billed or billable to Loews Cineplex for the particular service or part thereof which gave rise to the loss or damage. This limitation of SCA's and SPE's liability does not apply to claims for personal injury and damage to tangible personal property caused solely by SCA's or SPE's negligence.

          (c) IN NO EVENT SHALL SCA OR SPE BE LIABLE TO LOEWS CINEPLEX, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, OR AFFILIATES FOR INDIRECT, SPECIAL CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF PROFITS OR DAMAGE TO OR LOSS OF USE OF ANY PROPERTY.

          Section 9.  Miscellaneous.  All "Miscellaneous" provisions contained
                      -------------
in Article IX of the Master Agreement are, to the extent relevant, fully applicable hereto and are incorporated by reference as though fully set forth herein.

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          IN WITNESS WHEREOF, this Transition Services Agreement has been executed on behalf of each of the parties hereto as of the day and year first above written.

                                  Sony Pictures Entertainment Inc.


                                  By:  /s/ Leah Weil
                                       -----------------------------
                                  Its: Assistant Secretary
                                       -----------------------------

                                  Sony Corporation of America


                                  By:  /s/ Marinus N. Henny
                                       -----------------------------
                                  Its: Executive Vice President
                                       -----------------------------

                                  Loews Cineplex Entertainment
                                  Corporation


                                  By:  /s/ John C. McBride, Jr.
                                       -----------------------------
                                  Its: Senior Vice President,
                                       -----------------------------
                                       General Counsel and
                                       -----------------------------
                                       Assistant Secretary
                                       -----------------------------

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

                             LOEWS-CINEPLEX MERGER
      SUMMARY OF TRANSITION SERVICES BETWEEN SPE, SCA AND LOEWS CINEPLEX

===============================================================================================================
   PARTY PROVIDING SERVICE          SERVICE PROVIDED        ANNUAL COST (INCOME) OF SERVICE   PAYMENT FREQUENCY
---------------------------------------------------------------------------------------------------------------
Sony Pictures Entertainment    Payroll Processing                       $   275,000                Monthly
---------------------------------------------------------------------------------------------------------------
Sony Pictures Entertainment    Fringe Benefits                23% Home Office Base Salary          Monthly
                                                            20% Field Operations Base Salary
---------------------------------------------------------------------------------------------------------------
Sony Pictures Entertainment    Benefits Administration                  $    75,000                Monthly
---------------------------------------------------------------------------------------------------------------
Sony Pictures Entertainment    Legal Retainer/1/                        $   100,000/2/             Monthly
---------------------------------------------------------------------------------------------------------------
Sony Corporation of America    Tax Return Preparation and               $   500,000                Monthly
                               Compliance
---------------------------------------------------------------------------------------------------------------
Sony Corporation of America    Check Stock and Printing                 $    61,000                Monthly
                               of Payroll Checks
---------------------------------------------------------------------------------------------------------------
Sony Corporation of America    Telecommunications/3/                    $   275,000                Monthly
---------------------------------------------------------------------------------------------------------------

===============================================================================================================

Notes:

1. The legal retainer covers only consultation with SPE lawyers and general supervision of day-to-day matters and does not include any out-of-pocket expenses or outside legal fees.

2. Additional Services may be retained for specific projects if necessary. Any additional requirements for legal services will be negotiated separately and are not covered as part of the legal retainer.

3. Reflects costs associated with usage of telephone system including system maintenance and equipment rental. Local, long distance and teleconferencing phone usage charges are paid to Sony Corporation of America based on actual vendor billings. Reflects costs associated with WAN and Web support, as well.